AGREEMENT


THIS AGREEMENT is made and entered into this Twenty-sixth (26th) day of February, 1996 by and between LANDEC CORPORATION, a corporation of California, having its principal place of business at 3603 Haven Avenue, Menlo Park, California 94025, U.S.A. (hereinafter called "LANDEC") and NITTA CORPORATION, a corporation of Japan, having its principal place of business at 8-12. Hommachi 1-chome. Chuo-ku. Osaka. 541. Japan (hereinafter called "NITTA"),

                                   WITNESSETH:

         WHEREAS, LANDEC is engaged in development, manufacture, use and sale of Adhesives and owns and controls patents and know-how therefor; and

         WHEREAS, NITTA is engaged in development, manufacture and sale of chemicals including adhesives and other industrial products and possesses experience in connection therewith; and

         WHEREAS, NITTA desires to manufacture and sell products made using LANDEC's know-how and/or patents and LANDEC is willing to grant a right and license thereto to NITTA.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, both parties have agreed as follows:

1        ARTICLE 1  DEFINITIONS

         1.1 The following terms as used herein shall have the meanings set forth below:

                  1.1.1 "Adhesives" shall mean temperature sensitive adhesives containing side-chain crystallizable polymer, which shall include LANDEC's proprietary adhesives such as XXXXXXXXX XXXXXXXXXXXXX Adhesives as explained in detail in Appendix 1 hereof.

                  1.1.2   "Patents"   shall  mean  those   patents   and  patent
applications listed in Appendix 2 and patents issuing from the patent applications listed in Appendix 2 and any patents covering new improvements to the Licensed Technology and within the claims of the patents listed in Appendix 2, provided such improvement is invented by LANDEC while NITTA is funding R&D at LANDEC or paying royalties to LANDEC pursuant to Article 4.

                  1.1.3 "Know-How" shall mean any and all technology, trade secrets, non-patented improvements and other confidential information relating to processes, compositions, fabrications, manufacturing, scale-up and uses of the Adhesives which LANDEC owns or controls and has the right to freely dispose of while NITTA is funding R&D at LANDEC or paying royalties to LANDEC pursuant to Article 4.

                  1.1.4   "Licensed   Technology"   shall  mean  Patents  and/or
Know-How.

                  1.1.5   "Subject   Adhesives"   shall   mean   the   Adhesives
incorporating, made with or using all or part of Licensed Technology.

                  1.1.6 "Territory" shall mean Asian countries as listed in Appendix 3.

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                  1.1.7  "Field"  shall  mean  medical  applications  of Subject
Adhesives in the following product categories which are defined in Appendix 4:

                 * XXXXXXXXXXXXXXXXXXXXXXXX           * XXXXXXXXXXXXX
                 * XXXXXXXXXXXXXXXXXXXXX              * XXXXXXXXXXXXXXXXX
                 * XXXXXXXXXXXXXX                     * XXXXXXXXXXXXXXXX
                 * XXXXXXXXXXXXXX                     * XXXXXXXXXXXXXXXXX
                 * XXXXXXXXXXXXX                      * XXXXXXXXXXXXXXXX
                 * XXXXXXXXXXXXXXXXXXXX               * XXXXXXXXXXXXXXX
                 * XXXXXXXXXXXXXXXXXXXX


Other product categories will be added by mutual consent. The parties will discuss inclusion or exclusion of any product regarding which there is uncertainty as to its being in the Field.

                  1.1.8    "Products" shall mean:

                           (i) Subject  Adhesives  themselves  which are sold by
NITTA in unincorporated form or consumed by NITTA in manufacturing NITTA products such that the properties and benefits of Subject Adhesives are not evident to customer;

                           (ii)  Tapes,   films,  coated  substrates  and  other
products incorporating Subject Adhesives such that the Subject Adhesives add value to the product and the user directly receives the benefits of Subject Adhesives; and

                           (iii)  Tapes,  films,  coated  substrates  and  other
products incorporating Subject Adhesives which are sold in conjunction with components or parts which components or parts have significant intrinsic value to the customer.

                           (iv)  Adhesive  coated  intermediates  (semi-finished
goods, coated substrates in sheets or rolls) incorporating Subject Adhesives which are sold to customers who will convert such intermediates into final products.

                  1.1.9 "NITTA's Subsidiaries" shall mean the corporations of which NITTA or the NITTA family owns fifty percent (50%) or more of the outstanding stock.

                  1.1.10 "Net Sales" shall mean the gross invoice price of the Products less i) credits for products returned, quantity and other discounts, and ii) charges for packaging, shipping, insurance, and sales taxes which are separately identified and invoiced and paid by the customer.

                  1.1.11 "Fair Market Value" shall mean the net invoice price of the Products which NITTA would receive from an unaffiliated third party in an arm's length sale of the Products of the same type and grade in the same quantity and at the same time and place of use or sale.

                  1.1.12 "Effective Date" shall mean the date and year upon which this Agreement is executed.

                  1.1.13 "Commercial Launch" shall mean the date when the accumulated Net Sales and Fair Market Value shall reach XXXXXXXXXXX Japanese Yen ((Y)XXXXXXXXX).

                  1.1.14 Development Program shall have the meaning put forth in
Article 3.

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2        ARTICLE 2  GRANT OF LICENSES

         2.1 In accordance with the provisions provided herein, LANDEC grants to NITTA an exclusive license under the Licensed Technology within the Field to make and have made Subject Adhesives in the Territory.

         2.2 LANDEC also grants to NITTA an exclusive license under the Licensed Technology within the Field to use and sell Subject Adhesives in the Territory.

         2.3 NITTA shall have the right to grant sublicenses to NITTA's Subsidiaries with prior written notice to LANDEC and on the condition that NITTA agrees to guarantee such NITTA Subsidiaries' fulfillment of the obligation under this Agreement.

         2.4 NITTA shall not nor shall NITTA allow its distributors or its customers to resell or transfer the Subject Adhesives themselves knowingly in unincorporated form outside the Territory, or in forms such that the user who resides outside the Territory is able to directly utilize the Subject Adhesives benefits and properties.

         2.5 NITTA will have the right to use subcontractors to perform adhesive coating and other conversion processes on NITTA's behalf as long as such subcontractors agree to comply with the Confidentiality provisions set forth in
Article 10 of this Agreement.

3        THE DEVELOPMENT PROGRAM

         3.1 LANDEC and NITTA anticipate the need for LANDEC to provide assistance and support to NITTA's research and development regarding the Subject Adhesives. Within fourteen (14) days after the Effective Date, the Parties will mutually agree on a written Development Program. The "Development Program" shall mean work performed jointly or independently by LANDEC and NITTA pursuant to
Article 3. Such work shall be funded by NITTA as set forth in Article 3.2 and shall encompass the following:

                  i) Research and development regarding Subject Adhesives for applications in the Field as well as for industrial applications of Subject Adhesive which were licensed to NITTA in a prior agreement dated March 14, 1995 for which development support has been provided by LANDEC since January 1, 1996;

                  ii) Polymer synthesis, adhesive formulation and coating of substrates by LANDEC; and

                  iii) Testing, polymer scale-up and manufacture of Products by NITTA.

LANDEC agrees to provide NITTA with reasonable quantities of research sample polymers and pilot scale coated samples at no additional charge as part of the Development Program. The amount of such samples shall be mutually agreed in the Development Program.

         3.2 NITTA shall provide LANDEC with funding for the amount of the Development Program at the rate of XXXXXXXXXXXXX dollars ($XXXXX) per year for the first XXXXX years after the Effective Date reflecting XXXX man-years per year at LANDEC's annual cost-per-scientist of XXXXXXXXXXXXXXXXXX dollars ($XXXXX). Such funding shall be made in two installments of XXXXXXXXXXXXXXX dollars ($XXXXX) each. The first such installment shall be paid to LANDEC within fourteen (14) days of the Effective Date and shall be retroactive to January 1, 1996. The second installment shall be paid on January 1, 1997.


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4        ARTICLE 4  COMPENSATION

        4.1 In consideration of the rights and licenses granted hereunder, and in addition to the funding set forth in Article 3.2, NITTA shall pay to LANDEC a non-refundable sum of XXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXX U.S. Dollars (U.S. $XXXXXX) (not to be less than U.S. $XXXXXX net after deduction of the Japanese withholding taxes) as an initial fee under this Agreement.

         4.2 NITTA shall also pay to LANDEC a running royalty at the rate of XXXX percent (XX%) of Net Sales of Products when sold to third parties other than NITTA's Subsidiaries and NITTA, or of Fair Market Value when used by NITTA or sold to NITTA's Subsidiaries or NITTA. Such royalty on Products shall be payable until XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX or XXXXXXXX years from Commercial Launch of such Product, whichever is longer.

         4.3 For the sale of any Product in a given calendar year the manufacture, use or sale of which does not come within the scope of any licensed Patent in the country in which such Product is manufactured, used or sold, LANDEC agrees to discuss with NITTA a XXXXXXXXXXXXXX in such country based on the XXXXXXXXXXXXXXXXXXXXX as measured by XXXXXXXXXXXXXXXXXX.

5        ARTICLE 5  PAYMENTS AND REPORTS

         5.1 Payment of initial fee in accordance with Article 4.1 shall be made within XXXXXXXXXXXXX days after the Effective Date of this Agreement.

         5.2 Payments of running royalty shall be made quarterly within XXXXX days after the end of each calendar quarter each year for the Products sold or used during the applicable calendar quarter. The last running royalty payment hereunder shall be made within XXXXXXX days from the termination date hereof, and the Products made during the term of this Agreement but remaining unsold or unused at its termination shall be deemed to have been sold on the last day of the term of this Agreement and the running royalty shall be paid on such Products in accordance with this Article 5.

         5.3 All the payments to be made to LANDEC hereunder shall be net after deducting withholding taxes to be imposed by the tax authority of Japan at the rate specified by the government authority, and NITTA shall send LANDEC appropriate tax certificates issued by the tax authority of Japan on such withholding taxes.

         5.4 The payments due under Articles 3, 4 and this Article 5 hereof shall be made to LANDEC by telegraphic transfer in U.S. Dollars to the bank account designated by LANDEC. The running royalties due under Articles 5.3 hereof shall be initially calculated in the currency used in the sales of the Products or the currency of the country where the Products are used, and then converted into U.S. dollars at the prevailing rate of exchange as used by Sakura, Sanwa or Tokai Banks on the day on which the respective payments are made.

         5.5 NITTA shall pay to LANDEC interest calculated at the rate of one and one-half percent (1.5%) per month for the days of delay from the due date on any payment not received by LANDEC on the due date.

         5.6 Within sixty (60) days from the last day of each calendar quarter respectively of each year, NITTA shall prepare and send to LANDEC a written statement showing in detail the production, sale and use of Products and the royalty amounts to be paid for the applicable calendar quarter.

6        ARTICLE 6  INSPECTION OF ACCOUNTS

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         6.1 NITTA shall keep true and accurate records and books of account, in accordance with generally accepted accounting principles, containing all the data reasonably required for the full computation and verification of the running royalty payable under Article 5 in connection with any Product hereof for three (3) years after the sale or use of such Product. NITTA shall permit LANDEC or a certified public accountant designated by LANDEC and approved by NITTA (but whose approval shall not unreasonably withheld) upon reasonable notice to inspect any or all parts of such records and books of account and to make copies thereof at normal business hours during the term of this Agreement and within three (3) years after the termination thereof. LANDEC shall bear the expenses associated with such inspection, except in the case that such inspection reveals underpayment of royalties by greater than 5% in which case NITTA shall reimburse LANDEC for the expenses associated with the inspection.

7        ARTICLE 7  GRANT-BACK

         7.1 NITTA grants to LANDEC a XXXXXXXXXXXXXXXXX license to utilize NITTA's XXXXXXXXXXXXXXXXXXXX (i) XXXXXXXXXXXXXXXXXXXXX and (ii) XXXXXXXXXXX XXXXXXXXXXXXXX.

         7.2 NITTA grants to LANDEC an XXXXXXXXX license with the XXXXXXXXX XXXXXXXX to utilize NITTA's patented and non-patented (know-how) improvements to Licensed Technology XXXXXXXXXXXX. The royalty will be XXXX percent (XX%) of LANDEC's net sales of products using such patented improvements.

8        ARTICLE 8  MEETINGS

         8.1 NITTA and LANDEC will meet at least twice per year to discuss technical and commercial progress and information exchange relating to the Licensed Technology in the initial period of two (2) years after the Effective Date during the term of this Agreement at the expense of each respective party and may meet at any time both of the parties should so desire and agree during the remaining term of this Agreement.

9        ARTICLE 9  SUPPLY OF SUBJECT ADHESIVES

         9.1 If NITTA decides in the future not to manufacture Subject Adhesives, NITTA will give LANDEC the first opportunity to be NITTA's supplier. If LANDEC is supplying Subject Adhesives to NITTA, the parties will negotiate the method of payment such that a single method of paying royalties and supply payments is used.

10       ARTICLE 10  SECRECY OBSERVANCE

         10.1 Except as expressly set forth in 2.3 and 7.2, any Know-How to be exchanged hereunder between LANDEC and NITTA shall be only for the recipient's use for the purpose of this Agreement, and the recipient shall keep such information in strict confidence during the term of this Agreement and for three
(3) years thereafter and shall not disclose the same to any third parties, provided, however, such obligations shall not apply if the recipient can provide documented proof that:

                  10.1.1 Such information already is known to the recipient at the time of the disclosure by the disclosing party to the recipient.

                  10.1.2 Such information had already been made public and entered the public domain at the time of disclosure by the disclosing party to the recipient; or has become public and entered the public domain since the time of disclosure by the disclosing party to the recipient without any cause attributable to the recipient;

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                  10.1.3  Such  information  has been  lawfully  obtained by the recipient since the time of disclosure by the disclosing party to the recipient from a third party under no obligation of secrecy to the disclosing party;

                  10.1.4 Such information has been independently acquired or developed by the recipient without reference to any information disclosed by the disclosing party hereunder since the time of disclosure by the disclosing party to the recipient; or

                  10.1.5 Such information has been disclosed by the disclosing party to any third party without any obligation of secrecy.

11       ARTICLE 11  BANKRUPTCY

         11.1 The parties acknowledge that the license rights granted to NITTA in Licensed Technology are protected by Section 365 (n) of the U.S. Bankruptcy Code. In the event that any bankruptcy court rejects this Agreement, NITTA will have the right to exercise all rights provided by Section 365 (n) including the right to require the trustee to deliver to NITTA all tangible embodiments of all Licensed Technology pertaining to the Subject Adhesives.

12       ARTICLE 12  TERMINATION

         12.1 This Agreement shall become effective as of the Effective Date. NITTA shall have the right to terminate this Agreement with 90 days written notice to LANDEC.

         12.2 In case when this  Agreement  should  expire  in  accordance  with
Article 4.2, NITTA then shall have a fully paid up perpetual right to utilize Licensed Technology as to such Product.

         12.3 NITTA shall make a reasonable effort to commercialize the Products. If NITTA has not launched a Product containing or utilizing any of the Subject Adhesives in all countries within the Territory within five (5) years after the Effective Date of this Agreement, the Parties shall negotiate a modification to the Territories such that NITTA's license hereunder with respect to countries in which no product has been launched or royalty has been paid shall become non-exclusive or revoked.

         12.4 Either party may terminate this Agreement by written notice of its intention to terminate on a date therein specified not less than thirty (30) days after the date of giving such notice, if the other party shall:

                  12.4.1 be in default in the performance of any of the provisions of this Agreement on its part to be performed and shall fail to remedy or correct such default within thirty (30) days after the receipt of such notice from the other party specifying the event of default; or

                  12.4.2 become insolvent or go into liquidation or receivership or be admitted to the benefits of any procedure for the settlement of debt or be declared bankrupt or be dissolved.

No such termination shall affect any right accrued at the time of termination or discharge the defaulting party from any liability then existing to the other party, provided, however, that (i) if NITTA is the party whose default, insolvency, liquidation or receivership has caused such termination then NITTA shall not have any right or license to use specifically identified trade secrets and the Licensed Technology (with the exception of Know-How) after the termination of this Agreement, or (ii) if LANDEC is the party whose default, insolvency, liquidation or receivership has caused such termination then LANDEC shall not have any right or license to use NITTA's specifically identified trade secrets and patented improvements to the

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Licensed  Technology  (with the  exception  of  know-how)  pursuant to Article 7 hereof after the termination of this Agreement.

         12.5 Notwithstanding the other provisions of this Article 12, the provisions of Articles 3, 4, 5, 6.1, 7 (only to the extent that patented and non-patented improvements have already been granted to LANDEC and for which LANDEC is paying a royalty to NITTA), 10, 12.2, 12.5, 13.1, 17.1, 18.1, 19.1 and
21 shall survive the termination or expiration of this Agreement.

13       ARTICLE 13  WARRANTY

         13.1 LANDEC HEREBY REPRESENTS AND WARRANTS THAT (WITH THE EXCEPTION OF INFORMATION LISTED IN APPENDIX 5) AS OF THE EFFECTIVE DATE IT IS NOT CURRENTLY AWARE OF ANY THIRD PARTY PATENT OR PATENTS WHICH WOULD BE INFRINGED BY THE MANUFACTURE, USE OR SALE OF SUBJECT ADHESIVES. EXCEPT AS SET FORTH IN THE PRECEDING SENTENCE, LANDEC MAKES NO REPRESENTATION OR WARRANTY THAT THE MANUFACTURE, USE OR SALE OF ANY SUBJECT ADHESIVES OR PRODUCTS BY NITTA DOES NOT INFRINGE ANY PATENT OR INTELLECTUAL PROPERTY RIGHT HELD BY THE THIRD PARTIES, AND LANDEC SPECIFICALLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NITTA shall indemnify and hold LANDEC harmless from any claim, liability, expense or damages arising from NITTA's manufacture, use, sale or other disposition of the Products.

14       INFRINGEMENT OF PATENTS

        14.1 Notification of Infringement. Each party shall advise the other promptly upon its becoming aware of any third party infringement of a Patent.

         14.2 Action by Landec. Landec agrees, within reasonable business judgment and at its own discretion, to promptly take such action as is required to restrain such infringement. NITTA shall cooperate fully with LANDEC at NITTA's expense in LANDEC's attempt to restrain such infringers. NITTA may be represented by counsel of its own selection at its own expense at any suit or proceeding brought by LANDEC to restrain such infringement provided that such representation of NITTA shall be subject to LANDEC's overall control of such suit or proceeding. LANDEC shall bear the expense of its prosecution of any such suit or suits and shall obtain all benefits of the recoveries from such suit or suits, whether by judgment, award, decree or settlement.

         14.3 Action by NITTA. If within sixty (60) days of NITTA's advising LANDEC of a third party infringement of a licensed patent in any Field in which NITTA then has a license to operate under this Agreement, Landec fails to institute an infringement suit that NITTA feels is reasonably required, NITTA shall have the right, at its own discretion, within thirty (30) days thereafter, to institute an action for infringement. It is agreed that in such event NITTA can institute any such suit in the names of both parties to this Agreement and that NITTA shall bear the expense of any such suit or suits and shall obtain all of the benefits of the recoveries from such suit or suits, whether by judgment, award, decree or settlement. Should NITTA bring any such suit, LANDEC shall cooperate in all reasonable ways with NITTA in any such suit or suits at LANDEC's expense. LANDEC may be represented by counsel of its own selection at its own expense.

         14.4 Mutual Action. Notwithstanding Articles 14.1 and 14.2, if the parties agree to mutually share expenses and to pursue an infringement suit together, they shall (a) share in any and all benefits in the recovery from such suit, whether by judgment, award, decree or settlement, and (b) agree on the lead plaintiff, selection of counsel and other litigation strategy matters.

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15       INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS

In the event that (i) NITTA's use as set forth in this Agreement of any item or information transferred or licensed under this Agreement (including, without limitation, the Patents or Licensed Technology) is held by a court of competent jurisdiction to infringe any patent or other intellectual property rights of any other party, and (ii) such infringement prevents NITTA from selling Products as contemplated hereunder, then after a final, non-appealable judgment or settlement has been reached and only to the extent that NITTA is required to pay royalties to a third party, NITTA shall offset against future royalties under this Agreement derived from the country or jurisdiction of such Action any future royalties that NITTA is obligated to pay to any third party. NITTA shall be responsible for, and shall not offset damages awarded by a court or any license fees negotiated with the other party.

Notwithstanding any credits or offsets to the contrary, NITTA will pay at least XXXXX percent (XX%) of the royalties which would otherwise be payable to LANDEC under this Agreement.

NITTA shall be entitled to credit the amount of its documented, reasonable out-of-pocket litigation costs paid by NITTA to third parties, including attorneys' fees, as a result of any such action hereunder against royalties derived from the country or jurisdiction of such action due to LANDEC under this Agreement. NITTA agrees that royalties payable to LANDEC hereunder which are not a subject of such action, such as, for example, Net Sales derived from other countries shall be paid directly to LANDEC without any credits and shall not be delayed or otherwise affected by such suit or action.

If as a result of any action, NITTA is the recipient of an award, settlement or license fee, or royalty, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

16       ARTICLE 16  ASSIGNMENT

         16.1 This Agreement or any rights or obligations hereunder may not be assigned or transferred by either of the parties without prior written consent of the other party, provided, however, such consent shall not be unreasonably withheld. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

17       ARTICLE 17  NOTICES

         17.1 Any notice made or required hereunder shall be deemed sufficiently given if made by registered mail (or its equivalent), or by telefax or telex and confirmed by registered mail, properly addressed and sent to the recipient at its designated address. All notices shall be deemed to have been sent on the registered date and to have been received on the tenth (10th) business day thereafter or when actually received, whichever is sooner. For purposes hereof, the designated addresses of the parties shall be the addresses set forth below or at such other address as such party shall have last designated by a writing delivered to and received by the party giving notice. If to NITTA: Mr. Takuji Watanabe, General Manager of R&D, NITTA Corp., 172 Ikezawa-cho, Yamato Kohriyama-shi, Japan. If to LANDEC: Mr. Steven James, Vice President of Business and Market Development, LANDEC Corporation, 3603 Haven Avenue, Menlo Park, California 94025-1010, U.S.A.

18       ARTICLE 18  FORCE MAJEURE

         18.1 Neither of the parties shall be liable for failure of performing its obligation hereunder (except for payment of money) due to riot, act of God, war, fire, flood, invasion, earthquake, epidemic, interruption of transportation, embargo, explosion, strike, lockout or other labor troubles or any other causes similar to the foregoing which are beyond the reasonable control of the party and the performance of obligation hereunder shall be suspended during, but no longer than, the existence of such cause.

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19       ARTICLE 19  GOVERNING LAW

         19.1 This Agreement will be governed by and construed in accordance with the laws of the State of California applicable to agreements entered into, and to be performed entirely, within California between California residents and without reference to conflict of laws principles.

20       ARTICLE 20  SETTLEMENT OF DISPUTES

         20.1 Prior to the initiation of any litigation or other proceeding, the parties will negotiate in good faith to resolve any dispute between them regarding the Agreement. If such negotiations do not resolve the dispute to the satisfaction of both parties, then the President of LANDEC and the appropriate Executive Vice President of NITTA shall use their best efforts to resolve the dispute prior to the initiation of any other proceeding. If they are unable to, the dispute shall be finally settled by binding arbitration in Honolulu, Hawaii under the Rules of Arbitration of the International Chamber of Commerce Court of Arbitration, by one mutually acceptable arbitrator appointed in accordance with said Rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitral proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or true copy thereof.

21       ARTICLE 21  MISCELLANEOUS

         21.1 The waiver, express or implied, by either party of any right hereunder or any failure to perform this Agreement or breach hereof by the party, shall not constitute or be deemed as a waiver of any other right hereunder or of any other failure to perform this Agreement or breach hereof by such other party, whether of a similar or dissimilar nature hereto.

         21.2 If any article of this Agreement should be held unenforceable or in conflict with the laws of any jurisdiction, the validity of the remaining parts or articles shall continue to be valid, and both parties shall negotiate in good faith to replace such unenforceable or conflicting part(s) or articles(s) with a valid part(s) or article(s).

         21.3 This Agreement contains the entire agreement and understanding between the parties and merges and supersedes all prior discussions and writings with respect to the subject matter hereof.

         21.4 No modification or alteration of this Agreement shall be effective unless they are made in writing and signed by duly authorized representatives of both parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by the duly authorized representatives of each party as of the day and year first above written.



LANDEC CORPORATION                   NITTA CORPORATION

- - ---------------------------------    ------------------------------------
By:      Mr. Gary T. Steele          By:      Mr. Tetsushi Saito
Title:   President and CEO           Title:   Executive Vice President

                                   APPENDIX 1

Adhesives shall mean temperature  responsive  compositions  comprising a polymer
derived        from        one       or       more        monomers        having
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, and which side-chain units are crystallizable, or an adhesive assemblage containing such a temperature responsive polymer composition as an essential ingredient, compound or element. Adhesives shall also mean Adhesives which have one or more of the following properties:

XXXXX -- shall mean adhesives which below a preset temperature exhibit substantially less tack, XXXXXXXXX peel force and wear time than conventional adhesives and which exhibit tack, XXXXXXXXXX peel force (which when cooled is not reduced by more than XX%) and wear time substantially equivalent to conventional adhesives at or above the preset temperature.

XXXXXXXX -- shall mean adhesives which below a preset temperature exhibit substantially less tack, XXXXXXXXXX peel force and wear time than conventional adhesives and which exhibit tack, XXXXXXXX peel force (which when cooled is reduced by more than XX%) and wear time substantially equivalent to conventional adhesives at or above the preset temperature.

XXXXXXXX -- shall mean adhesives which below a preset temperature exhibit equivalent or greater tack, XXXXXXXXXX peel force (which when warmed above the preset temperature is reduced by more than XX%) and wear time than conventional adhesives. XXXXXXXX comprises a XXXXXXXXXXXXXXXXX XXXXXXXXXXXX such as XXXXXX, and from XXXXXXXXXX of a XX molecular weight side-chain crystallizable polymer as described above.

XXX = CONFIDENTIAL TREATMENT REQUESTED

                                   APPENDIX 2

                             LANDEC Licensed Patents


- - ------------------------------------ --------------------------------------------- ----------------------------------------
U.S.A.                               XXXXX                                         XXXXX
- - ------------------------------------ --------------------------------------------- ----------------------------------------
USP 5,156,911                        XXXXXXXXXXXXXXXXX                             XXXXXXXXXXXXXXXXXX
Skin-Activated Temperature           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                XXXXXXXXXXXXXXXXXXXXXXXXXXX
Sensitive Adhesive Assemblies        XXXXXXXXXX                                    XXXXXXXXXXXXXXXXXXXXXXXXXX
Issued on 10/20/92                   XXXXXXXXXXXXXXXXXXXXXXX                       XXXXXXXXXXXXXXXXXX
Filed on 5/11/89                     XXXX
                                     XXXXXXXXXXXXXXXXXXXXX
- - ------------------------------------ --------------------------------------------- ----------------------------------------
USP 5,387,450                        No Corresponding XXXXXXXX Patent Application  No Corresponding XXXXXX
Temperature-Activated Adhesive                                                     Patent Application
Assemblies
Issued on 2/7/95
Filed on 2/27/92
- - ------------------------------------ --------------------------------------------- ----------------------------------------
USP 5,412,035                        XXXXXXXXXXXXXXXXX                             No Corresponding XXXXXX
Pressure-Sensitive Adhesives         XXXXXXXXXXXXXXXXXXXXXXX                       Patent Application
Issued on 5/2/95                     XXXXXXXXXXXXXXXXXXXXXXX
Filed on 8/12/92                     XXXXXXXXXXXXXXXXXXXXXXX
                                     XXXXXXXXXXXXXXXXX
                                     XXXXXXXXXXXXXXXXXXXXXXX

- - ------------------------------------ --------------------------------------------- ----------------------------------------
USP (Pending)                        XXXXXXXXXXXXXX                                No Corresponding XXXXXX
XXXXXXXXXXXXXXXX                     XXXXXXXXXXXXXXXXXXX                           Patent Application
XXXXXXXXX                            XXXXXXXXXXXXXXXXXXXXXX
                                     XXXXXXXXXXXX
- - ------------------------------------ --------------------------------------------- ----------------------------------------

XXX = CONFIDENTIAL TREATMENT REQUESTED

                                   APPENDIX 3

                             List of Asian Countries


     1.   XXXXXXXXX

     2.   XXXXX

     3.   XXXXXXXXX

     4.   XXXXX

     5.   XXXXXXXXXXXXXXXXXXXX

     6.   XXXXXXXX

     7.   XXXXXXXXXXXXXXXXXXXXXXXXX

     8.   XXXXXXXXXXX

     9.   XXXXXXXXX

     10.  XXXXXX

     11.  XXXXXXXX

     12.  XXXXXXX




The names listed above are for convenience only. The term, Asia, as used in this Agreement, relates to the territories encompassed by the above countries as of the date of this Agreement.

XXX = CONFIDENTIAL TREATMENT REQUESTED

                                   APPENDIX 4

                                   Definitions


XXXXXXXXXXXXXXXXXXXXXX.........................................XXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXX.................................................XXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXX

XXXXXXXXXXXXXX.................................................XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXX..................................................XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXX...................................XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXX

XXXXXXXXXXXXX..................................................XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXX....................................XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXX............................................XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXX

XXXXXXXXXXXXXXXXXXXX...........................................XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                               XXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXX..................................XXXXXXXXXXXXXXXXXXXXXXXXXX

XXX = CONFIDENTIAL TREATMENT REQUESTED

                                   APPENDIX 5

                        Exceptions to Article 13 Warranty


1. XXXXXXXXXXXXXXXX patent application XXXXXXXX (which has been opposed in XXXX by LANDEC with assistance from NITTA).

2.        XXXXXXXXXXXXXXXXXXXXXX patent application XXXXXXXX and XXXXXXXX.

XXX = CONFIDENTIAL TREATMENT REQUESTED